Exhibit 99.1
FOR IMMEDIATE RELEASE

CONTACT:	THOMAS C. ELLIOTT
CHIEF FINANCIAL OFFICER
RESOURCE AMERICA, INC.
ONE CRESCENT DRIVE, SUITE 203
PHILADELPHIA, PA 19112
(215) 546-5005; (215) 640-6357 (fax)

RESOURCE AMERICA, INC.
REPORTS OPERATING RESULTS
FOR THE THIRD QUARTER ENDED SEPTEMBER 30, 2014

Philadelphia, PA - November 5, 2014 - Resource America, Inc. (NASDAQ: REXI)

Third Quarter 2014 Highlights
•Adjusted net income attributable to common shareholders of $2.8 million (see Schedule I)
•Increased gross assets under management by 17% to $19.4 billion since September 30, 2013

➢	Gross real estate assets under management increased 43% to $3.1 billion

➢	Gross financial fund management assets under management increased 13% to $15.7 billion

➢	Net assets under management increased 25% to $9.2 billion
•Increased cash dividend by 20% to $0.06 from $0.05
Third Quarter 2014 Results
Resource America, Inc. (NASDAQ: REXI) (the "Company") reported adjusted net income attributable to common shareholders, a non-GAAP measure, of $2.8 million, or $0.13 per common share-diluted, and $9.7 million, or $0.44 per common share-diluted, for the three and nine months ended September 30, 2014 as compared to adjusted net income attributable to common shareholders of $4.3 million, or $0.20 per common share-diluted, and $7.2 million, or $0.33 per common share-diluted, for the three and nine months ended September 30, 2013, respectively. A reconciliation of the Company's reported GAAP net income attributable to common shareholders to adjusted net income attributable to common shareholders, a non-GAAP measure, is included as Schedule I to this release.

The Company reported GAAP net income attributable to common shareholders of $1.5 million, or $0.07 per common share-diluted, and $5.2 million, or $0.24 per common share-diluted, for the three and nine months ended September 30, 2014, respectively, as compared to GAAP net income attributable to common shareholders of $3.4 million, or $0.16 per common share-diluted, and $5.1 million, or $0.23 per common share-diluted, for the three and nine months ended September 30, 2013, respectively.
Assets Under Management
The following table details the Company's gross assets under management by operating segment, which increased by $2.8 billion (17%) from September 30, 2013 to 2014 (in billions):

	September 30,
	2014	2013
Financial fund management	$15.7	$13.9
Real estate	3.1	2.1
Commercial finance	0.6	0.6
	$19.4	$16.6

Net assets under management (1)	$9.2	$7.4

(1)	Net assets under management represents the proportionate share of assets managed by the Company after reflecting joint venture arrangements.
A description of how the Company calculates assets under management is set forth in Item 1 of the Company's Annual Report on Form 10-K for the year ended December 31, 2013.

Highlights for the Third Quarter Ended September 30, 2014 and Recent Developments
REAL ESTATE ASSET MANAGEMENT:
Equity Asset Management
Resource Real Estate Opportunity REIT, Inc. ("Opportunity REIT I"), a public non-traded real estate investment trust ("REIT") managed by the Company which specializes in acquiring and managing distressed real estate assets, had the following highlights:

•	Increased total assets to $955.7 million at September 30, 2014, an increase of $573.9 million, or 150%, from $381.8 million at September 30, 2013.

•	Acquired $128.8 million of total assets, placed $48.0 million of financing on two assets and disposed of one additional asset for $18.1 million during the three months ended September 30, 2014.

•	In October 2014, the Board of Directors of Opportunity REIT I's general partner authorized a 50% increase to the annual distribution rate to 6% from 4%.
Debt Asset Management
Resource Capital Corp. ("RSO"), a publicly-traded REIT managed by the Company which focuses on commercial real estate assets, had the following highlights:

•	In July 2014, completed a $354.0 million commercial real estate securitization that issued $235.0 million of floating-rate notes at a weighted average coupon of LIBOR plus 1.29%.

•	During the quarter, raised $13.7 million in equity capital through its DRIP and preferred equity programs.

•	Originated $144.3 million of commercial real estate whole loans during the three months ended September 30, 2014.

•	In October 2014, RSO’s Board of Directors authorized RSO to repurchase up to $50.0 million of its outstanding common stock.
The following additional highlights contributed to the Company's real estate asset management operations:

•	The Company's real estate operating segment increased its assets under management at September 30, 2014 to $3.1 billion, an increase of $915.0 million, or 43%, from September 30, 2013.
FINANCIAL FUND MANAGEMENT:
Credit Asset Management
CVC Credit Partners, L.P. ("CCP"), the Company's global joint venture, closed Apidos CLO XVIII, Ltd. (issuing notes with a par value of $700.0 million) during the quarter. In October 2014, CCP priced Apidos XIX, Ltd. (issuing notes with a par value of $500.0 million), which is scheduled to close in November 2014. Since the creation of this joint venture in April 2012, CCP has closed and/or priced 11 collateralized loan obligation issuers (issuing notes with a total par value of $5.8 billion) and expects to receive approximately $27.2 million in fees on an annual run rate basis. The Company has a 33% interest in this joint venture.
The following additional highlight contributed to the Company's financial fund asset management operations:

•	The Company's financial fund management operating segment increased its assets under management at September 30, 2014 to $15.7 billion, an increase of $1.8 billion, or 13%, from September 30, 2013.
CORPORATE/OTHER:
Corporate Credit Facility Modification

•	In August 2014, the Company modified its $10.0 million of outstanding senior notes to extend the maturity date to March 31, 2018.
Share Repurchases

•
The Company repurchased 665,933 of its shares during the third quarter ended September 30, 2014 at an average price of $9.42 per share. Since December 2013, the Company has repurchased 1.0 million shares at an average price of $9.31 per share under its share repurchase program.

•	In September 2014, the Company’s Board of Directors authorized the Company to repurchase up to an additional 1.5 million shares of its outstanding common stock.
Dividends

•
The Company's Board of Directors authorized a 20% increase in the Company’s cash dividend from $0.05 to $0.06 per share on the Company’s common stock paid on October 31, 2014 to holders of record as of the close of business on October 17, 2014. Since July 2013, the Company has increased its dividend by 100%.

•	RSO's Board of Directors declared a cash dividend of $0.20 per common share for its quarter ended September 30, 2014.

Resource America, Inc. is a specialized asset management company that uses industry specific expertise to evaluate, originate, service and manage investment opportunities for its own account, for its joint ventures, and for outside investors in the real estate, financial fund management and commercial finance sectors.
For more information, please visit our website at www.resourceamerica.com or contact investor relations at pkamdar@resourceamerica.com.
Statements made in this release include forward-looking statements, which involve substantial risks and uncertainties. The Company's actual results, performance or achievements could differ materially from those expressed or implied in this release and its other reports filed with the Securities and Exchange Commission, or SEC. For information pertaining to risks relating to these forward-looking statements, reference is made to the section "Risk Factors" contained in Item 1A of the Company's Annual Report on Form 10-K and in other of its public filings with the SEC. The Company undertakes no obligation to update or revise any forward-looking statements to reflect new or changing information or events except as may be required by law.
A registration statement relating to securities offered by Opportunity REIT II was declared effective by the SEC on February 6, 2014.  A written prospectus relating to these securities may be obtained by contacting Resource Securities, Inc., 1845 Walnut Street, 18th Floor, Philadelphia, PA 19103.
This press release shall not constitute an offer to sell or a solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.
The remainder of this release contains the Company's unaudited consolidated balance sheets, consolidated statements of operations, consolidating statements of operations and reconciliation of GAAP net income attributable to common shareholders to adjusted net income attributable to common shareholders.

RESOURCE AMERICA, INC
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	September 30, 2014	December 31, 2013
	(unaudited)
ASSETS
Cash	$26,428	$19,853
Restricted cash	704	571
Receivables	1,051	541
Loans and receivables from managed entities and related parties, net	32,637	30,923
Investments in real estate, net	17,091	17,696
Investment securities, at fair value	9,845	7,839
Investments in unconsolidated loan manager	39,048	37,821
Investments in unconsolidated entities	13,272	14,342
Assets of consolidated variable interest entity ("VIE") - RSO:
Cash and cash equivalents (including restricted cash)	246,873	325,579
Investments, at fair value	290,205	226,764
Loans	1,839,895	1,397,458
Investments in real estate and unconsolidated entities	108,395	124,193
Other assets	103,645	76,467
Total assets of consolidated VIE - RSO	2,589,013	2,150,461

Property and equipment, net	5,177	5,844
Deferred tax assets, net	22,808	27,769
Other assets	6,028	4,791
Total assets	$2,763,102	$2,318,451

LIABILITIES AND EQUITY
Liabilities:
Accrued expenses and other liabilities	$19,027	$22,134
Payables to managed entities and related parties	3,695	3,110
Borrowings	20,451	20,619
Liabilities of consolidated VIE - RSO:
Borrowings	1,591,241	1,320,015
Other liabilities	54,842	55,247
Total liabilities of consolidated VIE - RSO	1,646,083	1,375,262
Total liabilities	1,689,256	1,421,125

Commitments and contingencies

Equity:
Preferred stock, $1.00 par value, 1,000,000 shares authorized; none outstanding	—	—
Common stock, $.01 par value, 49,000,000 shares authorized; 34,463,787 and 30,378,339 shares issued (including nonvested restricted stock of 883,830 and 400,194), respectively	334	299
Additional paid-in capital	307,412	288,555
Accumulated deficit	(24,040)	(26,025)
Treasury stock, at cost; 11,517,053 and 10,434,436 shares, respectively	(117,881)	(107,874)
Accumulated other comprehensive loss	(1,066)	(1,231)
Total stockholders’ equity	164,759	153,724
Noncontrolling interests	254	238
Noncontrolling interests attributable to consolidated VIE - RSO	908,833	743,364
Total equity	1,073,846	897,326
	$2,763,102	$2,318,451

RESOURCE AMERICA, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
REVENUES:
Real estate (includes revenues of $2,643, $4,701, $7,590 and $9,794 related to RSO)	$14,289	$15,950	$41,012	$39,443
Financial fund management (includes revenues of $2,310 $450, $1,350 and $720 related to RSO)	5,557	8,502	20,773	15,234
Commercial finance (includes no revenues related to RSO)	(17)	(30)	(158)	(243)
	19,829	24,422	61,627	54,434
Revenues from consolidated VIE - RSO	34,716	23,786	100,604	76,011
Elimination of consolidated VIE revenues attributed to operating segments	(4,136)	(5,183)	(10,056)	(10,608)
Total revenues	50,409	43,025	152,175	119,837
COSTS AND EXPENSES:
Real estate	9,384	11,178	27,364	29,514
Financial fund management	2,812	3,547	9,980	7,769
Commercial finance	125	75	351	(99)
General and administrative	2,426	2,505	8,309	6,807
Provision for credit losses	559	1,808	3,342	3,793
Depreciation and amortization	453	413	1,369	1,318
	15,759	19,526	50,715	49,102
Expenses from consolidated VIE - RSO	18,686	15,554	51,020	43,110
Elimination of consolidated VIE expenses attributed to operating segments	(3,502)	(4,861)	(9,374)	(10,178)
Total expenses	30,943	30,219	92,361	82,034
OPERATING INCOME	19,466	12,806	59,814	37,803

OTHER INCOME (EXPENSE):
Gain on sale of investment securities, net	69	—	439	—
Other-than-temporary impairment on investments	—	—	—	(214)
Interest expense	(467)	(530)	(1,447)	(1,525)
Other income, net	80	128	263	400
	(318)	(402)	(745)	(1,339)
Other income, net, from consolidated VIE - RSO	(1,936)	16,607	(758)	16,607
Elimination of consolidated VIE other income attributed to operating segments	11	162	29	224
	(2,243)	16,367	(1,474)	15,492
Income from continuing operations before taxes	17,223	29,173	58,340	53,295
Income tax provision (benefit)	1,741	1,261	4,991	(396)
Income tax (benefit) provision - RSO	(237)	722	(667)	4,221
Income from continuing operations	15,719	27,190	54,016	49,470
Loss from discontinued operations, net of tax	—	—	—	(2)
Net income	15,719	27,190	54,016	49,468
Net loss (income) attributable to noncontrolling interests	11	(40)	(33)	(23)
Net income attributable to noncontrolling interests of consolidated VIE - RSO	(14,214)	(23,708)	(48,759)	(44,394)
Net income attributable to common shareholders	$1,516	$3,442	$5,224	$5,051
Amounts attributable to common shareholders:
Income from continuing operations	$1,516	$3,442	$5,224	$5,053
Discontinued operations	—	—	—	(2)
Net income	$1,516	$3,442	$5,224	$5,051

Basic earnings per share:
Continuing operations	$0.07	$0.17	$0.25	$0.25
Discontinued operations	—	—	—	—
Net income	$0.07	$0.17	$0.25	$0.25
Weighted average shares outstanding	21,109	20,342	20,586	20,255

Diluted earnings per share:
Continuing operations	$0.07	$0.16	$0.24	$0.23
Discontinued operations	—	—	—	—
Net income	$0.07	$0.16	$0.24	$0.23
Weighted average shares outstanding	22,301	21,872	22,124	21,931

RESOURCE AMERICA, INC.
CONSOLIDATING STATEMENT OF OPERATIONS
(in thousands)
(unaudited)

The following table presents the consolidating statement of operations for the three months ended September 30, 2014:

	RAI	RSO	Eliminations	Consolidated
REVENUES:
Real estate	$14,289	$—	$—	$14,289
Financial fund management	5,557	—	—	5,557
Commercial finance	(17)	—	—	(17)
	19,829	—	—	19,829
Revenues from consolidated VIE - RSO	—	34,716	—	34,716
Elimination of consolidated VIE revenues attributed to operating segments	—	—	(4,136)	(4,136)
Total revenues	19,829	34,716	(4,136)	50,409
COSTS AND EXPENSES:
Real estate	9,384	—	—	9,384
Financial fund management	2,812	—	—	2,812
Commercial finance	125	—	—	125
General and administrative	2,426	—	—	2,426
Provision for credit losses	559	—	—	559
Depreciation and amortization	453	—	—	453
	15,759	—	—	15,759
Expenses of consolidated VIE - RSO	—	18,449	237	18,686
Elimination of consolidated VIE expenses attributed to operating segments	—	—	(3,502)	(3,502)
Total expenses	15,759	18,449	(3,265)	30,943
OPERATING INCOME	4,070	16,267	(871)	19,466

OTHER INCOME (EXPENSE):
Gain on sale of investment securities, net	69	—	—	69
Interest expense	(467)	—	—	(467)
Other income, net	652	—	(572)	80
Other income, net, from consolidated VIE - RSO	—	(1,936)	—	(1,936)
Elimination of consolidated VIE - RSO other expense, net	—	—	11	11
	254	(1,936)	(561)	(2,243)
Income from continuing operations before taxes	4,324	14,331	(1,432)	17,223
Income tax provision	1,741	—	(237)	1,504
Net income	2,583	14,331	(1,195)	15,719
Net loss attributable to noncontrolling interests	11	—	—	11
Net income attributable to noncontrolling interests - RSO	—	(7,003)	(7,211)	(14,214)
Net income attributable to common shareholders	$2,594	$7,328	$(8,406)	$1,516

RESOURCE AMERICA, INC.
CONSOLIDATING STATEMENT OF OPERATIONS
(in thousands)
(unaudited)

The following table presents the consolidating statement of operations for the three months ended September 30, 2013:

	RAI	RSO	Eliminations	Consolidated
REVENUES:
Real estate	$15,950	$—	$—	$15,950
Financial fund management	8,502	—	—	8,502
Commercial finance	(30)	—	—	(30)
	24,422	—	—	24,422
Revenues from consolidated VIE - RSO	—	23,786	—	23,786
Elimination of consolidated VIE revenues attributed to operating segments	—	—	(5,183)	(5,183)
Total revenues	24,422	23,786	(5,183)	43,025
COSTS AND EXPENSES:
Real estate	11,178	—	—	11,178
Financial fund management	3,547	—	—	3,547
Commercial finance	75	—	—	75
General and administrative	2,505	—	—	2,505
Provision for credit losses	1,808	—	—	1,808
Depreciation and amortization	413	—	—	413
	19,526	—	—	19,526
Expenses of consolidated VIE - RSO	—	16,276	(722)	15,554
Elimination of consolidated VIE expenses attributed to operating segments	—	—	(4,861)	(4,861)
Total expenses	19,526	16,276	(5,583)	30,219
OPERATING (LOSS) INCOME	4,896	7,510	400	12,806

OTHER INCOME (EXPENSE):
Interest expense	(530)	—	—	(530)
Other income, net	684	—	(556)	128
Other income, net, from consolidated VIE - RSO	—	16,607	—	16,607
Elimination of consolidated VIE - RSO other expense, net	—	—	162	162
	154	16,607	(394)	16,367
Income from continuing operations before taxes	5,050	24,117	6	29,173
Income tax provision	1,261	—	722	1,983
Net income	3,789	24,117	(716)	27,190
Net income attributable to noncontrolling interests	(40)	—	—	(40)
Net income attributable to noncontrolling interests - RSO	—	(1,996)	(21,712)	(23,708)
Net income attributable to common shareholders	$3,749	$22,121	$(22,428)	$3,442

RESOURCE AMERICA, INC.
CONSOLIDATING STATEMENT OF OPERATIONS
(in thousands)
(unaudited)

The following table presents the consolidating statement of operations for the nine months ended September 30, 2014:

	RAI	RSO	Eliminations	Consolidated
REVENUES:
Real estate	$41,012	$—	$—	$41,012
Financial fund management	20,773	—	—	20,773
Commercial finance	(158)	—	—	(158)
	61,627	—	—	61,627
Revenues from consolidated VIE - RSO	—	100,604	—	100,604
Elimination of consolidated VIE revenues attributed to operating segments	—	—	(10,056)	(10,056)
Total revenues	61,627	100,604	(10,056)	152,175
COSTS AND EXPENSES:
Real estate	27,364	—	—	27,364
Financial fund management	9,980	—	—	9,980
Commercial finance	351	—	—	351
General and administrative	8,309	—	—	8,309
Provision for credit losses	3,342	—	—	3,342
Depreciation and amortization	1,369	—	—	1,369
	50,715	—	—	50,715
Expenses of consolidated VIE - RSO	—	50,353	667	51,020
Elimination of consolidated VIE expenses attributed to operating segments	—	—	(9,374)	(9,374)
Total expenses	50,715	50,353	(8,707)	92,361
OPERATING INCOME	10,912	50,251	(1,349)	59,814

OTHER INCOME (EXPENSE):
Gain on sale of investment securities, net	439	—	—	439
Interest expense	(1,447)	—	—	(1,447)
Other income, net	1,979	—	(1,716)	263
Other income, net, from consolidated VIE - RSO	—	(758)	—	(758)
Elimination of consolidated VIE other income, net	—	—	29	29
	971	(758)	(1,687)	(1,474)
Income from continuing operations before taxes	11,883	49,493	(3,036)	58,340
Income tax provision	4,991	—	(667)	4,324
Net income	6,892	49,493	(2,369)	54,016
Net income attributable to noncontrolling interests	(33)	—	—	(33)
Net income attributable to noncontrolling interests - RSO	—	(12,372)	(36,387)	(48,759)
Net income attributable to common shareholders	$6,859	$37,121	$(38,756)	$5,224

RESOURCE AMERICA, INC.
CONSOLIDATING STATEMENT OF OPERATIONS
(in thousands)
(unaudited)

The following table presents the consolidating statement of operations for the nine months ended September 30, 2013:

	RAI	RSO	Eliminations	Consolidated
REVENUES:
Real estate	$39,443	$—	$—	$39,443
Financial fund management	15,234	—	—	15,234
Commercial finance	(243)	—	—	(243)
	54,434	—	—	54,434
Revenues from consolidated VIE - RSO	—	76,011	—	76,011
Elimination of consolidated VIE revenues attributed to operating segments	—	—	(10,608)	(10,608)
Total revenues	54,434	76,011	(10,608)	119,837
COSTS AND EXPENSES:
Real estate	29,514	—	—	29,514
Financial fund management	7,769	—	—	7,769
Commercial finance	(99)	—	—	(99)
General and administrative	6,807	—	—	6,807
Provision for credit losses	3,793	—	—	3,793
Depreciation and amortization	1,318	—	—	1,318
	49,102	—	—	49,102
Expenses from consolidated VIE - RSO	—	47,331	(4,221)	43,110
Elimination of consolidated VIE expenses attributed to operating segments	—	—	(10,178)	(10,178)
Total expenses	49,102	47,331	(14,399)	82,034
OPERATING INCOME	5,332	28,680	3,791	37,803

OTHER INCOME (EXPENSE):
Other-than-temporary impairment on investments	(214)	—	—	(214)
Interest expense	(1,525)	—	—	(1,525)
Other income, net	2,069	—	(1,669)	400
Other income, net, from consolidated VIE - RSO	—	16,607	—	16,607
Elimination of consolidated VIE other income, net	—	—	224	224
	330	16,607	(1,445)	15,492
Income from continuing operations before taxes	5,662	45,287	2,346	53,295
Income tax benefit	(396)	—	4,221	3,825
Income from continuing operations	6,058	45,287	(1,875)	49,470
Loss from discontinued operations, net of tax	(2)	—	—	(2)
Net income	6,056	45,287	(1,875)	49,468
Net income attributable to noncontrolling interests	(23)	—	—	(23)
Net income attributable to noncontrolling interests - RSO	—	(5,107)	(39,287)	(44,394)
Net income attributable to common shareholders	$6,033	$40,180	$(41,162)	$5,051

Schedule I

RECONCILIATION OF GAAP NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS TO
ADJUSTED NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS (1)
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
Net income attributable to common shareholders - GAAP	$1,516	$3,442	$5,224	$5,051

Adjustments, net of tax:
Income, net of eliminations, attributable to consolidation of RSO	1,078	307	1,635	982
Loss attributable to commercial finance	382	1,171	2,388	3,883	(2)
Deferred tax (benefit) provision	(142)	(613)	485	(2,711)
Adjusted net income attributable to common shareholders	$2,834	$4,307	$9,732	$7,205

Adjusted weighted average diluted shares outstanding	22,301	21,872	22,124	21,931

Adjusted net income attributable to common shareholders per common per share-diluted	$0.13	$0.20	$0.44	$0.33

(1)
Adjusted net income attributable to common shareholders presents the Company's operations prior to the consolidation of RSO and without the effect of its commercial finance operations and deferred tax (benefit) provision. The Company believes that this provides useful information to investors since it allows investors to evaluate the Company's progress, excluding the impact of the RSO consolidation, in both its real estate and financial fund management segments for the three and nine months ended September 30, 2014 and 2013 separately from its commercial finance operations and items related to its deferred tax (benefit) provision that are not in the ordinary course of business. Adjusted net income attributable to common shareholders should not be considered as an alternative to net income attributable to common shareholders (computed in accordance with GAAP). Instead, adjusted net income attributable to common shareholders should be reviewed in connection with net income attributable to common shareholders in the Company's consolidated financial statements to help analyze how the Company's business is performing.

(2)	Utilizes a full year continuing income tax rate of 38%.